UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2003

GATX Corporation
(Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File Number)	36-1124040 (IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois (Address of principal executive offices)		60661-3676 (Zip Code)

Registrant’s telephone number, including area code (312) 621-6200

Item 9. REGULATION FD DISCLOSURE

The attached document is being furnished under Item 9.

The information is contained in a presentation made by GATX Corporation in connection with a private placement of securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION (Registrant) /s/ Brian Kenney Brian A. Kenney Senior Vice President and Chief Financial Officer (Duly Authorized Officer)

Date: August 11, 2003

INDEX TO EXHIBITS

Exhibit No.		Method of Filing

99a	GATX Corporation presentation	Filed Electronically
dated August 11, 2003